UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2007
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51256	98-0433974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4777 Bennett Drive, Suite E, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 960-8777
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement.

On July 16, 2007, Power Air Corporation ("Power Air") entered into an agreement with Elite Financial Communications Group, LLC ("Elite") to manage all aspects of Power Air's investor and media relations program (the "Agreement").

Pursuant to the terms of the Agreement, the duties and obligations of Elite include the following: (a) Elite will review and analyze various aspects of Power Air's goals and make recommendations on feasibility and achievement of desired goals; (b) Elite will provide exposure to its network of firms and brokers that may be interested in participating with Power Air; (c) Elite will be available to field any calls from firms, individual investors/shareholders and brokers inquiring about Power Air and Elite will assist Power Air in preparing its quarterly communications relative to its financial results and coordinate corresponding news announcements, conference calls and simulcasts on the Internet in accordance with Regulation FD; (d) Elite will serve as Power Air's publicist and will strive to obtain coverage in both national and industry publications, in financial newsletters, on financial radio and television programming and via traditional press mediums; (e) Elite will strive to obtain Power Air analyst coverage and/or investment banking sponsorship; (f) Elite will arrange for a series of due diligence meetings with select broker/dealers, institutional investors and analysts at predetermined dates throughout the campaign term, while remaining compliant with the rules and regulations associated with Regulation FD; and (g) Elite shall develop customized, high-quality, high-impact and fully integrated financial communications programs and platforms, and leverage its strategic resources to enhance general product/service marketing programs initiated by Power Air.

Pursuant to the terms of the Agreement, Power Air will pay Elite $21,000 in cash in consideration of services provided under the Agreement from July 16, 2007 to October 15, 2007 and on October 16, 2007, November 16, 2007 and December 16, 2007, Power Air will pay Elite $8,500 in monthly cash consideration. Every month thereafter, beginning on January 16, 2008, Power Air will pay Elite $10,000 in monthly cash consideration. Elite is also entitled to receive a warrant to purchase up to 300,000 shares of Power Air's common stock, exercisable as follows: (a) 150,000 shares exercisable at $0.45 per share, which shall vest immediately; and (b) 150,000 shares exercisable at $0.60 per share, which shall vest on the 181st day following execution of this Agreement. Power Air also agreed to issue to Elite piggyback registration rights for the common shares underlying the Warrants, whereby these shares will be registered for resale by Elite on the first applicable registration statement filed by Power Air with the Securities and Exchange Commission.

Power Air will pay all reasonable costs and expenses incurred by Elite, its directors, officers, employees and agents, in carrying out its duties and obligations pursuant to the provisions of the Agreement, excluding Elite's general and administrative expenses and costs, but including and not limited to the following costs and expenses, provided all costs and expense items in excess of $1 must be approved by Power Air in writing prior to Elite's incurrence: (a) seminars, expositions, money and investment conferences; (b) radio and television time and print media advertising costs, when/if applicable; (c) subcontract fees and costs incurred in preparation of independent third party research reports, when/if applicable; (d) cost of on-site due diligence meetings, if applicable; (e) printing and publication costs of brochures and marketing materials, which are not supplied by Power Air; (f) corporate web site development costs; (g) printing and publication costs of annual reports, quarterly reports, and/or other shareholder communication collateral material not supplied by Power Air.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02        Unregistered Sales of Equity Securities

An aggregate of 300,000 non-transferable common stock purchase warrants (each a "Warrant") to purchase up to an equivalent number of common shares of Power Air (each a "Warrant Share") has been issued to Elite in the following manner and with the following exercise and vesting terms as set forth in the Agreement: (a) an initial 150,000 of the Warrants (the "Initial Warrants") on July 16, 2007, with each such Initial Warrant being exercisable for one Warrant Share of Power Air for the period commencing on July 16, 2007 and expiring at 5:00 p.m. (Livermore, California, time) on the date which is two years from the effective date of Power Air's proposed registration statement, if any, pursuant to which the Warrant Shares underlying the Initial Warrants are to be proposed for registration under the United States Securities Act of 1933, as amended (the "Securities Act"; and such time period, the "Warrant Exercise Period"), at an exercise price of $0.45 per Warrant Share during the Warrant Exercise Period; and (b) the final 150,000 of the Warrants (the "Final Warrants") will be issued to Elite and vest on the 181st day following July 16, 2007 with each such Final Warrant then being exercisable for one Warrant Share of Power Air during the same Warrant Exercise Period at an exercise price of $0.60 per Warrant Share. Power Air also agreed to issue to Elite piggyback registration rights for the common shares underlying the warrants, whereby these shares will be registered for resale by Elite on the first applicable registration statement filed by Power Air with the Securities and Exchange Commission. The term of the Warrants expire 24 months from the date the registration statement registering the shares underlying the Warrants is deemed effective. This issuance of the Warrants was completed on a private placement basis pursuant to the terms of the Agreement by Power Air to Elite as an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro forma Financial Information.

Not applicable.

(c)        Shell company transactions.

Not applicable.

(d)        Exhibits.

Exhibit No.	Exhibit Description
10.1	Service Agreement dated July 16, 2007 between Power Air and Elite regarding Power Air's investor and media relations program.
99.1	News release of Power Air dated July 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
DATE: July 20, 2007.	By: /s/ Remy Kozak ___________________________________ Remy Kozak President and Chief Executive Officer

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